UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       November 20, 2006
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 20, 2006, Ramtron International Corporation ("Ramtron") entered into a Registration Rights Agreement with the purchasers of an aggregate of 4,430,005 shares of the common stock of Ramtron and warrants to purchase an aggregate of 262,663 shares (together, the "Shares"), which Shares were purchased from Qimonda AG, a Ramtron stockholder. The purchase of the Shares from Qimonda by institutional and other accredited investors unaffiliated with Ramtron was a privately negotiated transaction from which the Company received no proceeds other than the reimbursement of costs associated with registering the Shares pursuant to the Registration Rights Agreement.

A copy of the Registration Rights Agreement is attached hereto as Exhibit
10.41 and is incorporated herein by reference.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the sale by Qimonda AG of its aggregate shareholdings in Ramtron, Mr. Klaus Fleischmann and Ms. Doris Keitel-Schulz, the two members of Ramtron's board of directors appointed by Qimonda in accordance with the original agreement governing the purchase of the Shares from Ramtron, resigned as members of the Company's board of directors, effective
November 20, 2006. The full text of the press release announcing the departure of Mr. Fleischmann and Ms. Keitel-Schulz is attached as
Exhibit 99.1 to this Form 8-K Current Report.

The resignation of Mr. Fleischmann and Ms. Keitel-Schulz was not in relation to any disagreement with Ramtron or the other members of Ramtron's board of directors.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

          10.41  Registration Rights Agreement dated November 20, 2006
          99.1   Press Release dated November 21, 2006

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)
Dated November 22, 2006

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